Summary of Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2016
Accounting Policies [Abstract]
Basis of Presentation
(a)	Basis of Presentation
The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Reclassification
(b)	Reclassification

Certain reclassifications have been made to conform previously reported data to the current presentation. These reclassifications have no effect on the Company’s net loss, financial position or per share data, as previously reported.

Recently Adopted Accounting Standards
(c)	Recently Adopted Accounting Standards

As of December 31, 2015, the Company early adopted the new accounting guidance issued by the Financial Accounting Standards Board (“FASB”), Accounting Standards Update (“ASU”) 2015-17, “Income Taxes (Topic 70).” This guidance represents a change in accounting principle and requires that the deferred tax assets and liabilities in the Company’s balance sheet be classified as noncurrent and be offset and presented as a single amount. Prior to the issuance of this guidance, the deferred tax assets and liabilities were required to be offset and presented as a single amount within their respective current and noncurrent classifications on a jurisdiction-by-jurisdiction level.

In connection with this change in accounting principle, in its consolidated balance sheet as of December 31, 2014, the Company offset to zero the $1.0 million of noncurrent deferred tax assets and current deferred tax liabilities.

Principles of Consolidation
(d)	Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Use of Estimates
(e)	Use of Estimates

The preparation of financial statements in conformity with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are used for, but not limited to, revenue allowances and returns; valuation of the Company’s stock-based awards; recoverability of long-lived and intangible assets; the capitalization and useful life of the Company’s capitalized internal-use software; fair value of acquired intangible assets and goodwill; accruals and contingencies. Estimates are based on historical experience and on various assumptions that the Company believes are reasonable under current circumstances. However, future events are subject to change and best estimates and judgments may require further adjustments; therefore, actual results could differ materially from those estimates. Management periodically evaluates such estimates and they are adjusted prospectively based upon such periodic evaluation.

Concentration of Credit Risk
(f)	Concentration of Credit Risk

Financial instruments that potentially expose the Company to a concentration of credit risk consist primarily of cash, cash equivalents, restricted cash and accounts receivable. The Company maintains cash, cash equivalents and restricted cash with financial institutions that management believes are financially sound and have minimal credit risk exposure.

The Company sells its services to a wide variety of customers. If the financial condition or results of operations of any one of the large customers deteriorate substantially, operating results could be adversely affected. To reduce credit risk, management performs ongoing credit evaluations of the financial condition of significant customers. The Company does not require collateral from its credit customers and maintains reserves for estimated credit losses on customer accounts when considered necessary. Actual credit losses may differ from the Company’s estimates. During the years ended December 31, 2013, 2014 and 2015 one customer organization represented approximately 11%, 13% and 17%, respectively, of the Company’s total revenue. In the six months ended June 30, 2015 (unaudited) one customer organization represented 18% of the Company’s total revenue, and in the six months ended June 30, 2016 (unaudited), two customer organizations represented 12% each of the Company’s total revenue.

As of December 31, 2014, two customer organizations represented 22% and 11% of the Company’s gross accounts receivable. As of December 31, 2015, two customer organizations represented approximately 11% each of the Company’s gross accounts receivable. As of June 30, 2016 (unaudited), one customer organization represented 12% of the Company’s gross accounts receivable.

Revenue Recognition

(g)	Revenue Recognition

The Company derives its revenue primarily from usage-based fees earned from customers accessing the Company’s enterprise cloud computing services invoiced or paid monthly. The Company also earns subscription fees from certain term-based contracts. The Company provides services to its customers under pay-as-you-go contracts and term-based contracts ranging in duration from one month to 48 months. Customers that pay via credit card are either billed in advance or as they use service. Larger customers are billed in arrears via invoices for services used. Certain customers have contracts that provide for a minimum monthly commitment and some customers have contracts that provide for a commitment that may be of a quarterly, annual or other specific durations.

The Company recognizes revenue from these transactions when all of the following criteria are satisfied:

•	there is persuasive evidence of an arrangement;

•	the service has been or is being provided to the customer;

•	the amount of the fees to be paid by the customer is fixed or determinable; and

•	collectability of the fees is reasonably assured.

Term-based contracts revenue is recognized on a straight-line basis over the contractual term of the arrangement beginning on the date that the service is made available to the customer, provided that all other revenue recognition criteria have been met. Usage-based fees are recognized as delivered.

The Company’s arrangements do not contain general rights of return. However, credits may be issued to customers on a case-by-case basis. The contracts do not provide customers with the right to take possession of the software supporting the applications. Amounts that have been invoiced are recorded in accounts receivable and in revenue or deferred revenue, depending on whether the revenue recognition criteria have been met.

The reserve for sales credits was $0.3 million, $0.7 million and $0.7 million as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), respectively, and is included in accounts receivable, net in the accompanying consolidated balance sheets. The reserve for sales credits is calculated based on historical trends and any specific risks identified in processing transactions. Changes in the reserve are recorded against revenue.

Cost of Revenue

(h)	Cost of Revenue

Cost of revenue consists primarily of costs of communications services purchased from network service providers. Cost of revenue also includes fees to support the Company’s cloud infrastructure, personnel costs, such as salaries and stock-based compensation for the customer care and support services employees, and non-personnel costs, such as amortization of capitalized internal-use software development costs.

Research and Development Expenses

(i)	Research and Development Expenses

Research and development expenses consist primarily of personnel costs, cloud infrastructure fees for staging and development, outsourced engineering services, amortization of capitalized internal-use software development costs and an allocation of general overhead expenses. The Company capitalizes the portion of its software development costs that meets the criteria for capitalization.

Internal-Use Software Development Costs

(j)	Internal-Use Software Development Costs

Certain costs of platform and other software applications developed for internal use are capitalized. The Company capitalizes qualifying internal-use software development costs that are incurred during the application development stage. Capitalization of costs begins when two criteria are met: (i) the preliminary project stage is completed and (ii) it is probable that the software will be completed and used for its intended function. Capitalization ceases when the software is substantially complete and ready for its intended use, including the completion of all significant testing. The Company also capitalizes costs related to specific upgrades and enhancements when it is probable the expenditures will result in additional functionality and expenses costs incurred for maintenance and minor upgrades and enhancements. Costs related to preliminary project activities and post-implementation operating activities are expensed as incurred.

Capitalized costs of platform and other software applications are included in property and equipment. These costs are amortized over the estimated useful life of the software on a straight-line basis over three years. Management evaluates the useful life of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets. The amortization of costs related to the platform applications is included in cost of revenue, while the amortization of costs related to other software applications developed for internal use is included in research and development expenses.

Advertising Costs

(k)	Advertising Costs

Advertising costs are expensed as incurred and were $0.4 million, $1.0 million, $2.9 million, $1.4 million and $1.6 million in the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively. Advertising costs are included in sales and marketing expenses in the accompanying consolidated statements of operations.

Stock-Based Compensation

(l)	Stock-Based Compensation

All stock-based compensation to employees, including the purchase rights issued under the Company’s Employee Stock Purchase Plan (the “ESPP”), is measured on the grant date based on the fair value of the awards ultimately expected to vest. This cost, calculated as the grant date fair value net of estimated forfeitures, is recognized as an expense following the ratable attribution method, over the requisite service period, for stock options, and the straight-line attribution method, over the offering period, for the purchase rights issued under the ESPP. The Company uses the Black-Scholes option pricing model to measure the fair value of its stock options and the purchase rights issued under the ESPP. The fair value of the restricted stock units is determined using the fair value of the Company’s common stock on the date of grant.

Prior to the IPO, the fair value of the Company’s common stock was determined by the estimated fair value of the Company’s common stock at the time of grant. After the IPO, the Company uses the market closing price of its Class A common stock as reported on the New York Stock Exchange for the fair value.

Compensation expense for stock options granted to nonemployees is calculated using the Black-Scholes option pricing model and is recognized in expense over the service period. Compensation expense for nonemployee stock options subject to vesting is revalued at each reporting date until the stock options are vested.

The Black-Scholes option pricing model requires the use of highly subjective and complex assumptions, which determine the fair value of stock-based awards. These assumptions include:

•	Fair value of the common stock. Prior to the Company’s IPO, the board of directors considered numerous objective and subjective factors to determine the fair value of the Company’s common stock at each meeting at which awards are approved. The factors included, but were not limited to: (i) contemporaneous valuations of the Company’s common stock by an unrelated third party; (ii) the prices at which the Company sold shares of its convertible preferred stock to outside investors in arms-length transactions; (iii) the rights, preferences and privileges of the Company’s convertible preferred stock relative to those of its common stock; (iv) the Company’s results of operations, financial position and capital resources; (v) current business conditions and projections; (vi) the lack of marketability of the Company’s common stock; (vii) the hiring of key personnel and the experience of management; (viii) the introduction of new products; (ix) the risk inherent in the development and expansion of the Company’s products; (x) the Company’s stage of development and material risks related to its business; (xi) the fact that the option grants involve illiquid securities in a private company; and (xii) the likelihood of achieving a liquidity event, such as an initial public offering or sale of the Company, in light of prevailing market conditions;

•	Expected term. The expected term represents the period that the stock-based awards are expected to be outstanding. The Company uses the simplified calculation of expected term, as the Company does not have sufficient historical data to use any other method to estimate expected term;

•	Expected volatility. The expected volatility is derived from an average of the historical volatilities of the common stock of several entities with characteristics similar to those of the Company, such as the size and operational and economic similarities to the Company’s principle business operations;

•	Risk -free interest rate. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for zero coupon U.S. Treasury notes with maturities approximately equal the expected term of thestock-based awards; and

•	Expected dividend. The expected dividend is assumed to be zero as the Company has never paid dividends and has no current plans to pay any dividends on its common stock.

In addition to the assumptions used in the Black-Scholes option-pricing model, management must estimate a forfeiture rate to calculate the stock-based compensation for the Company’s awards. The Company’s forfeiture rate is based on an analysis of its actual forfeitures. Management will continue to evaluate the appropriateness of the forfeiture rate based on actual forfeiture experience, analysis of employee turnover and other factors. Quarterly changes in the estimated forfeiture rate can have a significant impact on the stock-based compensation expense as the cumulative effect of adjusting the rate is recognized in the period the forfeiture estimate is changed. If a revised forfeiture rate is higher than the previously estimated forfeiture rate, an adjustment is made that will result in a decrease to the stock-based compensation expense recognized in the financial statements. If a revised forfeiture rate is lower than the previously estimated forfeiture rate, an adjustment is made that will result in an increase to the stock-based compensation expense recognized in the financial statements.

If any of the assumptions used in the Black-Scholes model changes, stock-based compensation for future options may differ materially compared to that associated with previous grants.

Income Taxes

(m)	Income Taxes

The Company accounts for income taxes in accordance with authoritative guidance which requires the use of the asset and liability approach. Deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carry-forwards. Deferred tax amounts are determined by using the enacted tax rates expected to be in effect when the temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance reduces the deferred tax assets to the amount that is more likely than not to be realized.

The Company recognizes the effect of uncertain income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Company records interest and penalties related to uncertain tax positions in the provision for income taxes in the consolidated statements of operations.

Foreign Currency Translation

(n)	Foreign Currency Translation

The functional currency of the Company’s foreign subsidiaries is the U.S. dollar. Accordingly, the subsidiaries remeasure monetary assets and liabilities at period-end exchange rates, while non-monetary items are remeasured at historical rates. Revenue and expense accounts are remeasured at the average exchange rate in effect during the year. Remeasurement adjustments are recognized in the consolidated statements of operations as other income or expense in the year of occurrence. Foreign currency transaction gains and losses were insignificant for all periods presented.

Comprehensive Loss
(o)	Comprehensive Loss

During the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited), the Company did not have any other comprehensive income or loss, and therefore, the net loss and comprehensive loss was the same for all periods presented.

Net Loss Per Share Attributable to Common Stockholders
(p)	Net Loss Per Share Attributable to Common Stockholders

The Company calculates its basic and diluted net loss per share attributable to common stockholders in conformity with the two-class method required for companies with participating securities. All series of convertible preferred stock are considered to be participating securities as the holders of the preferred stock are entitled to receive a non-cumulative dividend on a pro rata pari passu basis in the event that a dividend is declared or paid on common stock. Shares of common stock issued upon early exercise of stock options that are subject to repurchase are also considered to be participating securities, because holders of such shares have non-forfeitable dividend rights in the event a dividend is declared or paid on common stock. Under the two-class method, in periods when the Company has net income, net income attributable to common stockholders is determined by allocating undistributed earnings, calculated as net income less current period convertible preferred stock non-cumulative dividends, between common stock and the convertible preferred stock. In computing diluted net income attributable to common stockholders, undistributed earnings are re-allocated to reflect the potential impact of dilutive securities. The Company’s basic net loss per share attributable to common stockholders is calculated by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding for the period. The diluted net loss per share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period. The dilutive effect of these potential common shares is reflected in diluted earnings per share by application of the treasury stock method. For purposes of this calculation, convertible preferred stock, options to purchase common stock, unvested restricted stock units, common stock issued subject to future vesting, any shares of stock committed under the ESPP, any shares of stock held in escrow and any shares of stock reserved for future donations are considered common stock equivalents but have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is antidilutive.

Since the Company’s IPO, Class A and Class B common stock are the only outstanding equity of the Company. The rights of the holders of Class A and Class B common stock are identical, except with respect to voting and conversion. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to 10 votes per share. Shares of Class B common stock may be converted into Class A common stock at any time at the option of the stockholder, and are automatically converted into Class A common stock upon sale or transfer, subject to certain limited exceptions.

Cash and Cash Equivalents
(q)	Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. Cash equivalents consist of funds deposited into money market funds. All credit and debit card transactions that process as of the last day of each month and settle within the first few days of the subsequent month are also classified as cash and cash equivalents as of the end of the month in which they were processed.

Restricted Cash
(r)	Restricted Cash

Restricted cash consists of cash deposited into a savings account with a financial institution as collateral for the Company’s obligations under its facility leases of premises located in San Francisco, California. The facility leases expire in April 2018 and October 2024.

Accounts Receivable and Allowance for Doubtful Accounts
(s)	Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded net of the allowance for doubtful accounts and the reserve for sales credits. The allowance for doubtful accounts is estimated based on the Company’s assessment of its ability to collect on customer accounts receivable. The Company regularly reviews the allowance by considering certain factors such as historical experience, credit quality, age of accounts receivable balances and other known conditions that may affect a customer’s ability to pay. In cases where the Company is aware of circumstances that may impair a specific customer’s ability to meet their financial obligations, a specific allowance is recorded against amounts due from the customer which reduces the net recognized receivable to the amount the Company reasonably believe will be collected. The Company writes-off accounts receivable against the allowance when a determination is made that the balance is uncollectible and collection of the receivable is no longer being actively pursued. The allowance for doubtful accounts was $0.2 million, $0.5 million and $0.8 million as of December 31, 2014 and 2015 and June 30, 2016 (unaudited), respectively.

Costs Related to the Initial Public Offering
(t)	Costs Related to the Initial Public Offering

Costs related to the initial public offering, which consist of direct incremental legal and accounting fees relating to the IPO, are capitalized. These costs were deferred until the completion of the Company’s IPO and were offset against IPO proceeds within the consolidated statement of stockholders’ equity upon the effectiveness of the IPO in June 2016. As of December 31, 2015, the Company had $2.0 million of deferred offering costs that were recorded as prepaid expenses and other current assets in the accompanying consolidated balance sheet.

Property and Equipment
(u)	Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful life of the related asset. Maintenance and repairs are charged to expenses as incurred.

The useful lives of property and equipment are as follows:

Capitalized software development costs	3 years
Office equipment	3 years
Furniture and fixtures	5 years
Software	3 years
Leasehold improvements	Shorter of 5 years or remaining lease term

Intangible Assets

(v)	Intangible Assets

Intangible assets recorded by the Company are costs directly associated with securing legal registration of patents and trademarks and the fair value of identifiable intangible assets acquired in business combinations.

Intangible assets with determinable economic lives are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful life of each asset on a straight-line basis. The Company determines the useful lives of identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors the Company considers when determining useful lives include the contractual term of any agreement related to the asset, the historical performance of the asset, the Company’s long-term strategy for using the asset, any laws or other local regulations which could impact the useful life of the asset and other economic factors, including competition and specific market conditions. Intangible assets without determinable economic lives are carried at cost, not amortized and reviewed for impairment at least annually.

The useful lives of the intangible assets are as follows:

Developed technology	3 years
Customer relationship	5 years
Trade names	2 years
Patents	20 years
Trademarks	indefinite

Goodwill

(w)	Goodwill

Goodwill represents excess of the aggregate purchase price over the fair value of net identifiable assets acquired in a business combination. Goodwill is not amortized and is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company has determined that it operates as one reporting unit and has selected November 30 as the date to perform its annual impairment test. In the valuation of goodwill, management must make assumptions regarding estimated future cash flows to be derived from the Company’s business. If these estimates or their related assumptions change in the future, the Company may be required to record impairment for these assets. Management may first evaluate qualitative factors to assess if it is more likely than not that the fair value of a reporting unit is less than its carrying amount and to determine if a two-stepimpairment test is necessary. Management may choose to proceed directly to the two-step evaluation, bypassing the initial qualitative assessment. The first step of the impairment test involves comparing the fair value of the reporting unit to its net book value, including goodwill. If the net book value exceeds its fair value, then the Company would perform the second step of the goodwill impairment test to determine the amount of the impairment loss. The impairment loss would be calculated by comparing the implied fair value of the goodwill to its net book value. In calculating the implied fair value of goodwill, the fair value of the entity would be allocated to all of the other assets and liabilities based on their fair values. The excess of the fair value of the entity over the amount assigned to other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value. No goodwill impairment charges have been recorded for any period presented.

Impairment of Long-Lived Assets
(x)	Impairment of Long-Lived Assets

The Company evaluates long-lived assets, including property and equipment and intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset or an asset group to estimated undiscounted future net cash flows expected to be generated by the asset or asset group. If such evaluation indicates that the carrying amount of the asset or the asset group is not recoverable, any impairment loss would be equal to the amount the carrying value exceeds the fair value. There was no impairment during the years ended December 31, 2013, 2014 and 2015 and the six months ended June 30, 2015 and 2016 (unaudited). The value of the internally-developed software written-off due to abandonment was $0.1 million, $87,000 and $0.1 million in the year ended December 31, 2015 and the six months ended June 30, 2015 and 2016 (unaudited), respectively. There were no write-offs in any other period presented.

Deferred Revenue
(y)	Deferred Revenue

Deferred revenue consists of cash deposits from customers to be applied against future usage and customer billings in advance of revenues being recognized from the Company’s contracts. Deferred revenue is generally expected to be recognized during the succeeding 12-month period and is thus recorded as a current liability.

Commissions
(z)	Commissions

Commissions consist of variable compensation earned by sales personnel. Sales commissions associated with the acquisition of new customer contracts are recognized as sales and marketing expense at the time the customer has entered into a binding agreement.

Business Combinations
(aa)	Business Combinations

The Company recognizes identifiable assets acquired and liabilities assumed at their acquisition date fair values. Goodwill is measured as the excess of the consideration transferred over the fair value of assets acquired and liabilities assumed on the acquisition date. While the Company uses its best estimates and assumptions as part of the purchase price allocation process to accurately value assets acquired and liabilities assumed, these estimates are inherently uncertain and subject to refinement. The authoritative guidance allows a measurement period of up to one year from the date of acquisition to make adjustments to the preliminary allocation of the purchase price. As a result, during the measurement period the Company may record adjustments to the fair values of assets acquired and liabilities assumed, with the corresponding offset to goodwill to the extent that it identifies adjustments to the preliminary purchase price allocation. Upon conclusion of the measurement period or final determination of the values of the assets acquired and liabilities assumed, whichever comes first, any subsequent adjustments will be recorded to the consolidated statement of operations.

Segment Information
(bb)	Segment Information

The Company’s Chief Executive Officer is the chief operating decision maker, who reviews the Company’s financial information presented on a consolidated basis for purposes of allocating resources and evaluating the Company’s financial performance. Accordingly, the Company has determined that it operates in a single reporting segment.

Fair Value of Financial Instruments
(cc)	Fair Value of Financial Instruments

The Company records certain of its financial assets at fair value on a recurring basis. The Company’s financial instruments, which include cash, cash equivalents, accounts receivable and accounts payable are recorded at their carrying amounts, which approximate their fair values due to their short-term nature. Restricted cash is long-term in nature. However, it consists of cash in a savings account, hence its carrying amount approximates its fair value. The accounting guidance for fair value provides a framework for measuring fair value, clarifies the definition of fair value, and expands disclosures regarding fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. The accounting guidance establishes a three-tiered hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value as follows:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Recent Accounting Pronouncements Not Yet Adopted
(dd)	Recent Accounting Pronouncements Not Yet Adopted

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) No. 2016-13, “Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments”, which changes the impairment model for most financial assets. The new model uses a forward-looking expected loss method, which will generally result in earlier recognition of allowances for losses. ASU 2016-13 is effective for annual and interim periods beginning after December 15, 2019 and early adoption is permitted for annual and interim periods beginning after December 15, 2018. The Company is evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation—Stock Compensation (Topic 718): Improvements to Employee Share -Based Payment Accounting.” This standard is intended to simplify several areas of accounting for stock-based compensation arrangements, including the income tax impact, classification on the statement of cash flows and forfeitures. ASU 2016-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016, and early adoption is permitted. The Company is evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

In February 2016, the FASB issued ASU No. 2016-02, “Leases.” The standard will affect all entities that lease assets and will require lessees to recognize a lease liability and a right-of-use asset for all leases (except for short-termleases that have a duration of less than one year) as of the date on which the lessor makes the underlying asset available to the lessee. For lessors, accounting for leases is substantially the same as in prior periods. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. For leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, lessees and lessors must apply a modified retrospective transition approach. While the Company expects the adoption of this standard to result in an increase to its reported assets and liabilities, the Company has not yet determined the full impact that the adoption of this standard will have on its financial statements and related disclosures.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”. This new guidance will replace most existing U.S. GAAP guidance on this topic. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The core principle is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration for which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB issued ASU 2015-14 which deferred, by one year, the effective date for the new revenue reporting standard for entities reporting under U.S. GAAP. In accordance with the deferral, this guidance will be effective for the Company beginning January 1, 2018 and can be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. Early adoption is permitted beginning January 1, 2017. In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)”clarifying the implementation guidance on principal versus agent considerations. Specifically, an entity is required to determine whether the nature of a promise is to provide the specified good or service itself (that is, the entity is a principal) or to arrange for the good or service to be provided to the customer by the other party (that is, the entity is an agent). The determination influences the timing and amount of revenue recognition. In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers, Identifying Performance Obligations and Licensing”, clarifying the implementation guidance on identifying performance obligations and licensing. Specifically, the amendments reduce the cost and complexity of identifying promised goods or services and improve the guidance for determining whether promises are separately identifiable. The amendments also provide implementation guidance on determining whether an entity’s promise to grant a license provides a customer with either a right to use the entity’s intellectual property (which is satisfied at a point in time) or a right to access the entity’s intellectual property (which is satisfied over time). In May 2016, the FASB issued ASU 2016-12 “Revenue from Contracts with Customers (Topic 606), Narrow-Scope Improvements and Practical Expedients”, which amends the guidance on transition, collectability, noncash consideration and the presentation of sales and other similar taxes. ASU 2016-12 clarifies that, for a contract to be considered completed at transition, all (or substantially all) of the revenue must have been recognized under legacy GAAP. In addition, ASU 2016-12 clarifies how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria. The effective date and transition requirements for ASU 2016-08, ASU 2016-10 and ASU 2016-12 are the same as the effective date and transition requirements for ASU 2014-09. The Company is evaluating the impact that these ASUs will have on its consolidated financial statements and related disclosures and has not yet selected a transition method.